                                                                  EXHIBIT 10.1


                        SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as
                                                   ---------
of June 30, 2003, among Applied Digital Solutions, Inc., a Missouri corporation (the "Company"), and the purchasers identified on the signature
                  -------
pages hereto (each, including its successors and assigns, a "Purchaser" and
                                                             ---------
collectively the "Purchasers").
                  ----------

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the
              --------------
Company desires to issue and sell to the Purchasers, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

         WHEREAS, the Company has authorized of the issuance of $10,500,000 principal amount of 8.5% Convertible Exchangeable Debentures, which Debentures shall be, subject to the terms therein, (i) convertible into shares of the common stock of the Company or (ii) exchangeable for up to an aggregate of 15,000,000 shares of the common stock of Digital Angel Corporation; and

         WHEREAS, the Company is agreeing to pledge the shares of common stock of Digital Angel Corporation to secure its obligations (i) to pay interest on and principal of the Debentures and (ii) to deliver such shares to the Purchasers upon exchange or otherwise pursuant to the terms of the Debentures.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agrees as follows:


                                  ARTICLE I
                                 DEFINITIONS

         1.1      Definitions. In addition to the terms defined elsewhere in
                  -----------
this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debenture (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

                  "Actual Minimum" means, as of any date, the maximum
                   --------------
         aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures, ignoring any conversion or exercise limits set forth therein, and assuming all interest thereon is paid in shares of Common Stock and any previously unconverted Debentures are held until the 29th month anniversary of the date of issuance of the Debentures.

                  "Affiliate" means any Person that, directly or indirectly,
                   ---------
         through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

                  "Capital Shares" means the Common Stock and any shares of
                   --------------
         any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

                  "Capital Shares Equivalents" means any securities, rights
                   --------------------------
         or obligations that are convertible into or exchangeable for or give any right to subscribe for or purchase, directly or indirectly, any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase, directly or indirectly, Capital Shares or any such convertible or exchangeable securities.

                  "Closing" means the closing of the purchase and sale of
                   -------
         the Securities pursuant to Section 2.1.

                  "Commission" means the Securities and Exchange Commission.
                   ----------

                  "Common Stock" means the common stock of the Company, par
                   ------------
         value $0.001 per share, and any securities into which such common stock shall hereinafter have been reclassified into.

                  "Company Closing Price" shall mean $0.4904.
                   ---------------------

                  "Company Counsel" means Holland & Knight LLP.
                   ---------------

                  "Debenture" means, the 8.5% Convertible Exchangeable
                   ---------
         Debenture due 29 months from its date of issuance unless otherwise set forth therein, issued by the Company to the Purchasers hereunder, in the form of Exhibit A.
                                   ---------

                  "Disclosure Schedules" shall have the meaning ascribed to
                   --------------------
         such term in Section 3.1 hereof.

                  "DOC" shall mean Digital Angel Corporation.
                   ---

                  "DOC Closing Price" shall mean $2.761.
                   -----------------

                  "DOC Common Stock" means the common stock, $0.005 par
                   ----------------
         value per share, of DOC and stock of any other class into which such shares may hereafter have been reclassified or changed.

                  "DOC VWAP" means, for any date, the price determined by
                   --------
         the first of the following clauses that applies: (a) if the DOC Common Stock is then listed or quoted on a Principal Market or the OTC Bulletin Board, the daily volume weighted average price of the DOC Common Stock for such date (or the nearest preceding date) on the Principal Market (or OTC Bulletin Board) on which the DOC Common Stock is then listed or

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

         quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) using the VAP function; (b) if the DOC Common Stock is not then listed or quoted on a Principal Market or the OTC Bulletin Board and if prices for the DOC Common Stock are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the DOC Common Stock so reported; or (c) in all other cases, the fair market value of a share of DOC Common Stock as determined by a nationally recognized independent appraiser selected in good faith by Purchasers' Representative.

                  "DOC Shares" means the shares of DOC Common Stock pledged
                   ----------
         to the Holders of the Debentures pursuant to the terms of the Pledge Agreement entered into in connection with the Purchase Agreement, which shares when transferred in accordance with the terms hereunder shall be fully paid and nonassessable.

                  "DOC Warrant Shares" shall mean the shares of DOC Shares
                   ------------------
         issuable upon exercise of the Warrants.

                  "Effective Date" means the date the Registration Statement
                   --------------
         is first declared effective by the Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934,
                   ------------
         as amended.

                  "Exempt Transaction" shall have the meaning ascribed to
                   ------------------
         such term in Section 4.9 hereof.

                  "FW" means Feldman Weinstein LLP with offices at 420
                   --
         Lexington Avenue, Suite 2620, New York, New York 10170-0002.

                  "GAAP" shall have the meaning ascribed to such term in
                   ----
         Section 3.1(h) hereof.

                  "Liens" shall have the meaning ascribed to such term in
                   -----
         Section 3.1(a) hereof.

                  "Losses" means any and all losses, claims, damages,
                   ------
         liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys' fees.

                  [OMITTED FOR CONFIDENTIALITY]

                  "Material Adverse Effect" shall have the meaning assigned
                   -----------------------
         to such term in Section 3.1(b) hereof.

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

                  "Person" means an individual or corporation, partnership,
                   ------
         trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Pledge Agreement" means the Pledge Agreement dated June
                   ----------------
         30, 2003 by the Company in favor of the Purchasers pledging 15,000,000 shares of DOC Common Stock as security for the payment of the Debentures, in the form of Exhibit E hereto.
                                           ---------

                  "Principal Market" means the American Stock Exchange, the
                   ----------------
         New York Stock Exchange, the NASDAQ Small-Cap Market or the NASDAQ National Market, whichever is at the time the principal trading exchange or market for the Common Stock or the DOC Common Stock, as the case may be, based upon share volume.

                  "Proxy" means the Company's proxy statement (as filed with
                   -----
         the Commission) for the Company's 2003 annual meeting of shareholders, scheduled for July 25, 2003.

                  "Purchasers' Representative" means Midsummer Investment,
                   --------------------------
         Ltd. If at any time Purchasers' Representative no longer holds Debentures or Warrants or declines to serve as Purchasers' Representative, then Purchasers' Representative shall appoint a holder of Warrants or Debentures to serve as new Purchasers' Representative and shall notify the other Purchasers and the Company of such appointment.

                  "Proceeding" means an action, claim, suit, investigation
                   ----------
         or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Registration Rights Agreement" means the Registration
                   -----------------------------
         Rights Agreement, dated the Closing Date, among the Company and the Purchasers, in the form of Exhibit B.
                                    ---------

                  "Required Approvals" shall have the meaning ascribed to
                   ------------------
         such term in Section 3.1(e) hereof.

                  "Required Minimum" means, as of any date, the maximum
                   ----------------
         aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures, ignoring any conversion or exercise limits set forth therein, and assuming that all interest is paid in shares of Common Stock and any previously unconverted Debenture is held until the 29th month anniversary of its date of issuance or, if earlier, until maturity, and the then Set Price at all times on and after the date of determination equals 75% of the actual Set Price.

                  "Rule 144" means Rule 144 promulgated by the Commission
                   --------
         pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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

                  "SEC Reports" shall have the meaning ascribed to such term
                   -----------
         in Section 3.1(h) hereof.

                  "Securities" means the Debentures, Warrants and the
                   ----------
         Underlying Shares.

                  "Security Agreement" means that certain Security Agreement
                   ------------------
         dated June 30, 2003 by the Company and by Computer Equity Corporation in favor of the Purchasers granting a security interest in the accounts receivable of such entities as security for the payment of the Debentures, in the form of Exhibit F hereto.
                                                   ---------

                  "Securities Act" means the Securities Act of 1933, as
                   --------------
         amended.

                  "Set Price" shall have the meaning ascribed to such term
                   ---------
         in the Debentures.

                  "Shareholder Approval" shall have the meaning ascribed to
                   --------------------
         such term in Section 4(a)(ii)(B) of the Debenture.

                  "Subscription Amount" means, as to each Purchaser, the
                   -------------------
         amount set forth below such Purchaser's signature block on the signature pages hereto and next to the heading "Subscription Amount" in United States dollars and in immediately available funds.

                  "Subsidiary" means any operating subsidiary of the Company
                   ----------
         except for DOC and its subsidiaries and except for InfoTech USA, Inc. and its subsidiaries.

                  "Trading Day" means any day during which the Principal
                   -----------
         Market shall be open for business.

                  "Transaction Documents" means this Agreement, the
                   ---------------------
         Debentures, the Warrants, the Pledge Agreement, the Trust Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "Trust Agreement" means that certain Trust Agreement of
                   ---------------
         the Digital Angel Share Trust between Wilmington Trust Company and the Company, dated as of March 1, 2002, as amended June 30, 2003.

                  "Trustee" means Wilmington Trust Company, a Delaware banking
                   -------
         corporation.

                  "Underlying Shares" means the shares of Common Stock
                   -----------------
         issuable upon conversion of the Debentures and upon exercise of the Warrants and issued and issuable in lieu of the cash payment of interest on the Debentures.

                  "Underlying Shares Registration Statement" or
                   --------------------------------------------
         "Registration Statement" means a registration statement meeting the
          ----------------------
         requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

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

                  "VWAP" means, for any date, the price determined by the
                   ----
         first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers' Representative.

                  "Warrants" means collectively the Common Stock Purchase
                   --------
         Warrants, in the form of Exhibit C delivered to the Purchasers at the Closing in accordance with Section 2.2 hereof, with a term of exercise of 4 years.

                  "Warrant Shares" means the shares of Common Stock issuable
                   --------------
         upon exercise of the Warrants.


                                 ARTICLE II
                              PURCHASE AND SALE

         2.1      Closing. On or before June 30, 2003, upon the terms and
                  -------
subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers agree to purchase in the aggregate, severally and not jointly, $10,500,000 principal amount of the Debentures. Each Purchaser shall deliver to, or as directed by, the Company via wire transfer or a certified check immediately available funds equal to their Subscription Amount and the Company shall deliver to such Purchaser a Debenture evidencing a principal amount equal to such Purchaser's Subscription Amount and the other items set forth in Section 2.2 issuable at the Closing. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of FW, or such other location as the parties shall mutually agree.

         2.2      Closing Conditions. Upon satisfaction or waiver by the party
                  ------------------
sought to be benefited thereby of the conditions set forth in this Section 2.2, the Closing shall occur.

                  (a) At or prior to the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                           (i) a Debenture with a principal amount equal to such Purchaser's Subscription Amount, registered in the name of such Purchaser;

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

                           (ii) a Warrant to purchase up to either (or any combination thereof) (A) a number of shares of Common
                  Stock equal to 25% of such Purchaser's Subscription Amount divided by the Company Closing Price and an exercise price per Warrant Share equal to 115% of the Company Closing Price, subject to adjustment therein or (B) a number of DOC Shares equal to 25% of such Purchaser's Subscription Amount divided by the DOC Closing Price and an exercise price per DOC Warrant Share equal to 115% of the DOC
                  Closing Price, subject to adjustment therein;

                           (iii) a legal opinion of Company Counsel, in the form of Exhibit D attached hereto, addressed to the
                          ---------
                  Purchasers;

                           (iv) Trust Agreement, executed by the Company and Trustee;

                           (v) a copy of the Final Payment Notice (as defined in the Trust Agreement) with an acknowledgement of receipt executed by the Trustee;

                           (vi) a written acknowledgement from IBM Credit LLC of the repurchase by the Company of the Loans and other Obligations pursuant to the Forbearance Agreement, Consent and Agreement among the Company, the Trustee, IBM Credit LLC, and other parties, dated as of April 2, 2003;

                           (vii) the Registration Rights Agreement duly executed by the Company;

                           (viii) the Pledge Agreement executed by the Company; and

                           (ix) the Security Agreement executed by the Company and by Computer Equity Corporation.

                  (b) At or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

                           (i)      such Purchaser's Subscription Amount;

                           (ii) the Registration Rights Agreement duly executed by such Purchaser.

                  (c) All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed;

                  (d) There shall have been no Material Adverse Effect (as defined in Section 3.1(b) hereof) with respect to the Company or with DOC since the date hereof;

                  (e) From the date hereof to the Closing Date, trading in the Common Stock or in DOC Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which

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

         suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Debentures at the Closing.

                                 ARTICLE III
                       REPRESENTATIONS AND WARRANTIES

         3.1      Representations and Warranties of the Company. Except:
                  ---------------------------------------------
(i) as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "Disclosure
                                                        ----------
Schedules") which Disclosure Schedules shall be deemed a part hereof, (ii)
---------
as set forth in the SEC Reports, and (iii) in connection with the indebtedness to IBM Credit LLC which is being satisfied at the Closing, the Company hereby makes the representations and warranties set forth below to the Purchasers.

                  (a)      Subsidiaries. Except as set forth in the SEC
                           ------------
         Reports, the Company has no direct or indirect Subsidiaries. Except for employee/director stock options, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares
                         -----
         of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Subsidiaries as used herein shall not include DOC or its subsidiaries or InfoTech USA, Inc. or its subsidiaries.

                  (b)      Organization and Qualification. Each of the Company
                           ------------------------------
         and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate: (i) materially adversely affect the legality, validity or enforceability of any Transaction
         Document, (ii) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) materially adversely impair the Company's ability to perform fully on

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         a timely basis its obligations under any of the Transaction
         Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").
                                                  -----------------------

                  (c) Authorization; Enforcement. The Company has the
                      --------------------------
         requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder, including to issue the securities and to pledge and transfer the DOC Shares in accordance with the terms hereof and thereof. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby, including the pledging and transfer of the DOC Shares, have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than Required Approvals. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                  (d) No Conflicts. The execution, delivery and performance
                      ------------
         of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby (including the pledge and any transfer of the DOC Shares and reservation for issuance and issuance of the Conversion Shares) do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
         (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. Neither the Company
                      -------------------------------
         nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery

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         and performance by the Company of the Transaction Documents, other than (i) the filings required under Section 4.10, (ii) the filing
                                             ------------
         with the Commission of the Underlying Shares Registration Statement, (iii) the notice and/or application(s) to each applicable Principal Market for the issuance and sale of the Debentures and Warrants and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and applicable Blue Sky filings, and (v) the consent of shareholders as discussed in the Proxy and as set forth in Section 4.5 hereof (collectively, the "Required Approvals").
          ------------------

                  (f) Issuance of the Securities. The Securities are duly
                      --------------------------
         authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof. The Company has not, and to the knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market.

                  (g) Capitalization. The number of shares and type of all
                      --------------
         authorized, issued and outstanding capital stock of the Company is set forth in the Disclosure Schedules attached hereto. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC Reports; Financial Statements. The Company has
                      ---------------------------------
         filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, along with the Company's filings pursuant to the Securities Act, being collectively referred to herein as the "SEC
                                                                       ---
         Reports" and, together with the Schedules to this Agreement, the
         -------
         "Disclosure Materials") on a timely basis or has received a valid
          --------------------
         extension of such time

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

         of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has identified and made available to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as
                                                          ----
         may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) Material Changes. Since the date of the latest audited
                      ----------------
         financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or similar plans.

                  (j) Litigation. There is no action, suit, inquiry, notice
                      ----------
         of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which: (i) adversely affects
                                     ------
         or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws. Except in connection with responses to the informal investigation by the Southeast Regional Office of the Commission, the Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) Compliance. Neither the Company nor any Subsidiary:
                      ----------
         (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, except in each case as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

                  (l) Labor Relations. No material labor dispute exists or,
                      ---------------
         to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (m) Regulatory Permits. The Company and the Subsidiaries
                      ------------------
         possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material
                                                           --------
         Permits"), and neither the Company nor any Subsidiary has received
         -------
         any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) Title to Assets. The Company and the Subsidiaries have
                      ---------------
         good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  (o) Patents and Trademarks. The Company and the
                      ----------------------
         Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the "Intellectual Property
                                                     ---------------------
         Rights"). To the knowledge of the Company, all such Intellectual
         ------
         Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (p) Insurance. The Company and the Subsidiaries are
                      ---------
         insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) Transactions With Affiliates and Employees. Except as
                      ------------------------------------------
         is so minor as to not require disclosure under the Exchange Act and applicable regulations, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (r) Internal Accounting Controls. The Company and the
                      ----------------------------
         Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-Q for the quarter ended March 31, 2003 (such date, the "Evaluation Date"). The
                                               ---------------
         Company presented in the Form 10-Q for the quarter ended March 31, 2003 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation

         S-K under the Exchange Act) or, the Company's knowledge, in other factors that would reasonably be expected to significantly affect the Company's internal controls.

                  (s) Solvency/Indebtedness. Based on the financial
                      ---------------------
         condition of the Company as of each Closing Date: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all material outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any
                                      ------------
         liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations, whether or not the same are or should be reflected in the Company's balance sheet or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                  (t) Certain Fees. No brokerage or finder's fees or
                      ------------
         commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions. The Company agrees that the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section with the transactions contemplated by this Agreement.

                  (u) Private Placement. Assuming the accuracy of the
                      -----------------
         representations and warranties of the Purchasers set forth in Sections 3.2(b)-(f), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market except that

         Shareholder Approval is required for the Company to issue in excess of 7,200,000 shares of Common Stock under the Transaction Documents.

                  (v) Listing and Maintenance Requirements. The Company has
                      ------------------------------------
         not, in the 12 months preceding the date hereof, received notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements, other than the $1 minimum bid price requirement.

                  (w) Registration Rights. Other than to IBM Credit LLC and
                      -------------------
         to shareholders whose shares are included in the registration statement of Form S-1 filed by the Company in June 2003, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (x) Application of Takeover Protections. The Company and
                      -----------------------------------
         its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (y) Seniority. As of the Closing Date, no indebtedness of
                      ---------
         the Company will be senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

                  (z) Disclosure. The Company confirms that neither it nor
                      ----------
         any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

                  (aa) Form S-3 Eligibility. The Company is not eligible to
                       --------------------
         register the resale of the Underlying Shares for resale by the Purchaser on Form S-3 promulgated under the Securities Act.

                  (bb) Tax Status. The Company and each of its Subsidiaries
                       ----------
         has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

                  (cc) Acknowledgment Regarding Purchasers' Purchase of
                       ------------------------------------------------
         Securities. The Company acknowledges and agrees that the Purchasers
         ----------
         are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                  (dd) No General Solicitation or Advertising in Regard to
                       ---------------------------------------------------
         this Transaction. Neither the Company nor, to the knowledge of the
         ----------------
         Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Debentures or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Debentures, the Underlying Shares or the Warrants under the Securities Act or made any "directed selling efforts" as defined in Rule 902 of Regulation S.

                  (ee)     No Disagreements with Accountants and Lawyers. There
                           ---------------------------------------------
         are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

                  (ff)     DOC Common Stock.
                           ----------------

                           (i) The DOC Shares have been registered by DOC under the Securities Act. 19,600,000 shares of DOC Common Stock were registered by DOC pursuant to a registration statement filed on Form S-1/A on January 21, 2003 (the
                  "DOC Registration Statement"). The "Plan of Distribution"
                   --------------------------
                  section under each of the DOC Registration Statement permits the pledge and transfer of the DOC Shares as required pursuant to the Transaction Documents.

                           (ii) The Company is the beneficial owner and the Trustee is the record owner of all of the DOC Shares, free and clear of any Liens, and upon transfer in accordance with the applicable Transaction Documents, the Company and the Trustee will transfer to the Purchasers good and marketable title to such DOC Shares, free and clear of any Liens. Upon any such transfer to the Purchasers of any DOC Shares, and assuming Purchasers are not deemed to be underwriters, and otherwise assuming compliance with the plan of distribution, the DOC Shares shall be unrestricted and freely tradable on the Principal Market without any prospectus delivery or other requirements whatsoever and without the need to make any registration or other filing with the Commission.

                           (iii) As of the Closing, the Company will have no legal obligation, absolute or contingent, to any other
                  Person to transfer or sell any of the DOC Shares. There is no action, claim, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened by or against or affecting the Company or the DOC Shares before any court or governmental or regulatory authority or body, that could effect the ability of the Company to pledge and transfer to the Purchasers any DOC Shares.
                  There are no writs, decrees, injunctions or orders of any court or governmental or regulatory agency, authority or body outstanding against the Company with respect to the DOC Shares.

         3.2      Representations and Warranties of the Purchasers. Each
                  ------------------------------------------------
Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a)      Organization; Authority. Such Purchaser is an entity
                           -----------------------
         duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction
         Documents and otherwise to carry out its obligations thereunder.
         The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement have been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b)      Investment Intent. Such Purchaser is acquiring the
                           -----------------
         Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c)      Purchaser Status. At the time such Purchaser was
                           ----------------
         offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any Debentures it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (d)      Experience of such Purchaser. Such Purchaser, either
                           ----------------------------
         alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e)      General Solicitation. Such Purchaser is not
                           --------------------
         purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.



                                 ARTICLE IV
                       OTHER AGREEMENTS OF THE PARTIES

         4.1      Transfer Restrictions.
                  ---------------------

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably satisfactory to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any
                          --------------
         certificate evidencing Securities:

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, ALL AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.



         The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Securities and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. If required by the Company's transfer agent in order to effect a pledge, the Company shall cause its counsel, at no cost to the Purchasers, to issue an opinion of counsel to the Company's transfer agent. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement

         (including the Underlying Shares Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission); provided, however, in connection with the issuance of
                      --------  -------
         the Underlying Shares, each Purchaser, severally and not jointly with the other Purchasers, hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and Commission Regulations. If all or any portion of a Debenture or Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Underlying Securities issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to this
         Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day 3 Trading Days after such damages have begun to accrue) for each Trading Day after such fifth Trading Day until such certificate is delivered without a legend.

         4.2      Acknowledgment of Dilution. The Company acknowledges that the
                  --------------------------
issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company. The Company further acknowledges that the Purchasers may have entered into short sales of the Common Stock and DOC Common Stock and may continue to enter into short sales of the Common Stock and DOC Common Stock, in accordance with applicable laws and regulations, for purposes of hedging. The Company agrees that it will not raise any claims in connection with any such trading activity referred to in the prior sentence (nor will the Company support any claims by third parties in connection with any such trading activity).

         4.3      Furnishing of Information. As long as any Purchaser owns
                  -------------------------
Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.4      Integration. The Company shall not, and shall use its best
                  -----------
efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market.

         4.5      Reservation and Listing of Securities.
                  -------------------------------------

                  (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

                  (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 200% of (i) the Actual Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 90th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

                  (c) The Company shall: (i) prior to Closing, prepare and file with such Principal Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Principal Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on such Principal Market or another Principal Market. In addition, the Company shall hold a special meeting of shareholders at the earliest practical date, but in no event later than September 15, 2003, for the purpose of obtaining a proposal for Shareholder Approval, with the recommendation of the Company's Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. Further, the Company shall use commercially reasonable efforts to obtain the written agreement of Richard J. Sullivan to vote all Common Stock owned by him as of the record date for such meeting in favor of such proposal.

         4.6 DOC Registration Statements. At the Closing, the Company
             ---------------------------
shall deliver to each Purchaser a true, correct and complete copy of each prospectus pursuant to the DOC Registration Statement. Any transfer of the DOC Shares by the Company to the Purchasers shall be made pursuant to the DOC Registration Statement if it shall then be effective, and otherwise by any other method acceptable to each holder. The Company hereby agrees to use its reasonable best efforts to cause DOC to, until the date that the Company shall have transferred the DOC Shares to the Purchasers or none of the Debentures is outstanding, keep the DOC Registration Statement continuously effective under the Securities Act and, if and when the Company deems it necessary, use reasonable best efforts to cause DOC to file one or more prospectus supplements pursuant to Rule 424(b). The Company shall take all actions necessary such that the DOC Shares shall remain free of any Lien. The Company hereby assigns all of its rights and privileges under any registration rights agreements with DOC to the extent necessary to allow the Purchasers to enforce such rights with respect to the DOC Shares directly against the DOC.

         4.7 Transfer of DOC Shares. Upon transfer of any DOC Shares to a
             ----------------------
Purchaser pursuant to the terms of the Transaction Documents, including, without limitation, pursuant to an exchange under the Debentures, the Company shall take all actions necessary to transfer to Purchaser, in accordance with the applicable terms of the Transaction Documents, the DOC Shares free and clear of all Liens or restrictions such that after such transfer the DOC Shares will be unrestricted and freely tradable by the Purchaser. In connection with the foregoing, the Company shall (i) deliver any prospectus supplement dated after the Closing Date, (ii) cause its counsel to deliver to the transfer agent of DOC a legal opinion, if required by the transfer agent to issue any DOC Shares free of a legend, and (iii) use reasonable best efforts to take any other actions reasonably requested by any Purchaser in connection with any such transfer. Upon satisfaction in full of the Debentures and upon exercise in full of the Warrant, Purchasers shall promptly (but in any event within ten Business Days) send a Final Payment Notice to the Trustee indicating that the Obligations (as defined in the Trust) have been satisfied in full.

         4.8 Conversion and Exercise Procedures. The form of exercise
             ----------------------------------
included in the Warrants and the form of Conversion/Exchange Notice included in the Debentures set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert/exchange the Debentures. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert/exchange their Debentures. The Company shall honor exercises of the Warrants and conversions/exchanges of the Debentures and shall deliver Underlying Shares or DOC Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

Further, notwithstanding any breach or alleged breach by any Purchaser of this Agreement or any other document executed in connection herewith or any other claim it may have against any Purchaser, the Company agrees that it shall timely honor conversions, exercises and exchanges by the Purchasers.

         4.9 Future Financings. From the date hereof until 90 days after
             -----------------
the Effective Date, other than as contemplated by this Agreement, neither the Company nor any Subsidiary shall (a) incur, issue, create, guarantee, assume or otherwise become liable on account of any indebtedness other than with a federally regulated financial institution or (b) increase any amounts owing or to which such Person is liable under any existing obligations or
(c) issue or sell any Capital Shares or Capital Shares Equivalents. Notwithstanding anything herein to the contrary, the 90 day period set forth in this Section 4.9 shall be extended for the number of Trading Days during such period in which (y) trading in the Common Stock is suspended by any Principal Market, or (z) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Underlying Shares. Notwithstanding anything to the contrary herein, this Section 4.9 shall not apply to the following (each of which, an "Exempt Transaction"):
(a) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) the exercise of a Debenture or any other security issued by the Company in connection with the offer and sale of this Company's securities pursuant to this Agreement, or (c) the exercise of or conversion of any Convertible Securities, options or warrants issued and outstanding on the Closing Date, provided that such securities have not been amended since the date hereof, or (d) acquisitions or strategic investments, the primary purpose of which is not to raise capital, or (e) the lending or borrowing of money between or among the Company and its direct or indirect subsidiaries (including, for this purpose, DOC and InfoTechUSA, Inc. and each of their subsidiaries), or (f) the potential [OMITTED FOR CONFIDENTIALITY], or (g) in connection with the share issuances or re-pricing to certain former officers as described in the Proxy, or (h) in a transaction involving the issuance of Common Stock to satisfy a bona fide payable if less than $100,000 and if the shares of Common Stock so issued are valued at or above the then market price, or (i) any transaction involving the issuance of shares of Common Stock or warrants to acquire Common Stock if in connection with the settlement of bona fide litigation and if the shares so issued are valued at or above the then market price and if the options, if any, have an exercise price at or above the then market price.

         4.10 Securities Laws Disclosure; Publicity. The Company shall, by
              -------------------------------------
9:30 a.m. Eastern time on the Trading Day following the Closing Date, issue a press release or file a Current Report on Form 8-K reasonably acceptable to each Purchaser disclosing all material terms of the transactions contemplated hereby. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, other than in any registration statement filed pursuant to the Registration Rights Agreement and filings related thereto, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Principal Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Principal Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         4.11 Non-Public Information. The Company covenants and agrees that
              ----------------------
other than as it relates to the Transaction Documents (including Section 4.16) neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.12 Use of Proceeds. The Company shall use the net proceeds from
              ---------------
the sale of the Securities hereunder for working capital purposes and for the satisfaction of a portion of the Company's debt, but not to redeem any Company equity or equity-equivalent securities. Prior to the receipt of Shareholder Approval, the Company shall not declare or pay any cash dividend on its shares of Common Stock while any Debentures remains outstanding.

         4.13 Reimbursement. If any Purchaser becomes involved in any
              -------------
capacity in any Proceeding by or against any Person who is a stockholder of the Company, solely as a result of such Purchaser's acquisition of the Securities under this Agreement and without causation by any other activity, obligation, condition or liability pertaining to such Purchaser and not to the transactions contemplated by this Agreement, the Company will reimburse such Purchaser, to the extent such reimbursement is not provided for in
Section 4.14, for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

         4.14 Indemnification of Purchasers. Subject to the provisions of
              -----------------------------
this Section 4.14, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities,
          ---------------
obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or
(iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by an Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

         4.15 Shareholders Rights Plan. In the event that a shareholders
              ------------------------
rights plan is adopted by the Company, no claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under the plan or in any way could be deemed to trigger the provisions of such plan by virtue of receiving Securities under the Transaction Documents.

         4.16 Participation in Future Financing. From the date hereof until
              ---------------------------------
such time as a Purchaser no longer holds any Debentures, and except for Exempt Transactions, the Company shall not effect a financing of its Capital Shares or Capital Shares Equivalents (a "Subsequent Financing") unless (i)
                                         --------------------
the Company delivers to Purchasers' Representative a written notice at least 5 Trading Days prior to the closing of such Subsequent Financing (the "Subsequent Financing Notice") of its intention to effect such Subsequent
 ---------------------------
Financing, which Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto and (ii) Purchasers' Representative shall not have notified the Company by 6:30 p.m. (New York City time) on the fifth (5th) Trading Day after its receipt of the Subsequent Financing Notice of its and/or other Purchasers' willingness to provide (or to cause its designee to provide), subject to completion of mutually acceptable documentation, all or part of such financing to the Company on the same terms set forth in the Subsequent Financing Notice. If one or more Purchasers shall fail to so notify the Company of their willingness to participate in the Subsequent Financing, the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice; provided that the Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of first refusal set forth above in this Section 4.16, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice with the Person identified in the Subsequent Financing Notice, and if the Company still desires to effect such financing. In the event the Company receives responses to Subsequent Financing Notices from Purchasers seeking to purchase more than the financing sought by the Company in the Subsequent Financing such Purchasers shall have the right to purchase their Pro Rata Portion (as defined below) of the Capital Shares or Capital Shares Equivalents to be issued in such Subsequent Financing. "Pro Rata Portion" is the ratio of (x) the
                               ----------------
principal amount of Debentures purchased by a Purchaser and (y) the sum of the aggregate principal amount of Debentures issued hereunder. If any Purchaser no longer holds any Debentures, then the Pro Rata Portions shall be re-allocated among the remaining Purchasers. Notwithstanding anything to the contrary herein, this Section 4.16 shall not apply to the following (a) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, or (b) the exercise of the Debenture or any other security issued by the Company in connection with the offer and sale of this Company's securities pursuant to this Agreement, or (c) the exercise of or conversion of any Convertible Securities, options or warrants issued and outstanding on the Original Issue Date, provided such securities have not been amended since the date hereof, or (d) acquisitions or strategic investments, the primary purpose of which is not to raise capital, or (e) any other Exempt Transaction.

         4.17 Limit on Dividends. So long as any Debenture remains
              ------------------
outstanding, the Company shall not declare or pay any dividend on its Common Stock in the form of cash or in the form of shares of DOC Common Stock.


                                  ARTICLE V
                                MISCELLANEOUS

         5.1 Termination. This Agreement may be terminated by any Purchaser,
             -----------
by written notice to the other parties, if the First Closing has not been consummated on or before July 3, 2003; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

         5.2 Fees and Expenses. The Company has agreed to reimburse $50,000
             -----------------
to Midsummer Capital, LLC ("Midsummer") (of which $15,000 has been received)
                            ---------
as reimbursement for its legal, administrative and due diligence fees and expenses incurred to prepare and negotiate the Transaction Documents. On the Closing Date, Midsummer Investment Ltd. shall reduce its Subscription Amount by $35,000 as payment of the remaining portion of the $50,000 referenced above. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities. The Purchasers shall pay, on behalf of the Company, the fees of the placement agents for this transaction out of closing proceeds, in the aggregate amount of $430,000.

         5.3 Entire Agreement. The Transaction Documents, together with the
             ----------------
exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.4 Notices. Any and all notices or other communications or
             -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, or (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.5 Amendments; Waivers. No provision of this Agreement may be
             -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.6 Construction. The headings herein are for convenience only, do
             ------------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.7 Successors and Assigns. This Agreement shall be binding upon
             ----------------------
and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Notwithstanding anything herein to the contrary, the Company may, without notice or other action, effect the reincorporation of the Company from Missouri to Florida, all as set forth in the Proxy. Any Purchaser may assign its rights under this Agreement and the Registration Rights Agreement to any Person to whom such Purchaser assigns or transfers any Securities.

         5.8 No Third-Party Beneficiaries. This Agreement is intended for
             ----------------------------
the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 4.12.

         5.9 Governing Law; Venue; Waiver of Jury Trial. All questions
             ------------------------------------------
concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.10 Survival. The representations, warranties, agreements and
              --------
covenants contained herein shall survive the Closings and the delivery, exercise and/or conversion of the Securities, as applicable, for the applicable statute of limitations.

         5.11 Execution. This Agreement may be executed in two or more
              ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.12 Severability. If any provision of this Agreement is held to be
              ------------
invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 Rescission and Withdrawal Right. Notwithstanding anything to
              -------------------------------
the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights, provided, however, in the case of a rescission of a conversion of a Debenture or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such conversion or exercise notice.

         5.14 Replacement of Securities. If any certificate or instrument
              -------------------------
evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.15 Remedies. In addition to being entitled to exercise all rights
              --------
provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. Without limiting the generality of the foregoing, the Company expressly agrees that its breach of the next-to-last last sentence of Section 4.7 would cause each Purchaser irreparable harm, and consents to the granting of injunctive relief by any court having jurisdiction to preclude any such issuance of securities.

         5.16 Payment Set Aside. To the extent that the Company makes a
              -----------------
payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.17 Usury. To the extent it may lawfully do so, the Company hereby
              -----
agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting
                                      ------------
the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the

Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

         5.18 Independent Nature of Purchasers' Obligations and Rights. The
              --------------------------------------------------------
obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Except as expressly set forth herein with respect to the Purchasers' Representative, whose duties as to the Company's and DOC's equity are purely ministerial, and whose discretionary duties relate solely to the Purchasers status as secured creditors of the Company, each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only Midsummer. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

         5.19 Liquidated Damages. The Company's obligations to pay any
              ------------------
liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such liquidated damages or other amounts are due and payable shall have been canceled.

                           ***********************

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                            APPLIED DIGITAL SOLUTIONS, INC.

                                            By: /s/ Scott R. Silverman
                                               --------------------------------
                                            Name: Scott R. Silverman
                                            Title: CEO

                                            Address for Notice:
                                            ------------------
                                            400 Royal Palm Way
                                            Suite 410
                                            Palm Beach, FL  33480
                                            Attn: Scott R. Silverman, CEO
                                            Tel: (561) 805-8056
                                            Fax: (561) 805-8001


With a copy to:                             Holland & Knight LLP
                                            Attn: Harvey Goldman, Esq.
                                            Tel: 305-789-7506
                                            Fax: 305-789-7799

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                          PURCHASERS SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


ELLIOTT ASSOCIATES, L.P.                            Address for Notice:
                                                    ------------------



By: /s/ Paul Singer                                 Tel:
   -------------------------------------            Fax:
   Paul Singer, General Partner                     Attn:


Taxpayer ID#

Subscription Amount: $1,400,000



ELLIOTT INTERNATIONAL, L.P.                         Address for Notice:
By: Elliott International Capital Advisors Inc.,    ------------------
as Attorney-in-Fact



By: /s/ Paul Singer                                 Tel:
   -------------------------------------            Fax:
   Paul Singer, President                           Attn:


Taxpayer ID#

Subscription Amount: $2,100,000

                   PURCHASERS SIGNATURE PAGE (CONT. . . )


MIDSUMMER INVESTMENT, LTD.                     Address for Notice:
                                               ------------------
                                               c/o Midsummer Capital, LLC
                                               485 Madison Avenue, 23rd Floor
                                               New York, New York 10022
By: /s/ Scott Kaufman                          Tel: (212) 584-2140
   -------------------------------------       Fax: (212) 584-2142
   Scott Kaufman, Authorized Signatory         Attn: Scott Kaufman


Taxpayer ID#

Subscription Amount: $2,000,000

With a copy to:
--------------
                                       Feldman Weinstein LLP
                                       420 Lexington Avenue
                                       New York, New York 10170
                                       Attn: Joseph A. Smith
                                       Tel: (212) 869-7000
                                       Fax: 212) 401-4741

                   PURCHASERS SIGNATURE PAGE (CONT. . . )


OMICRON MASTER TRUST                              Address for Notice:
By: Omicron Capital L.P., as advisor              ------------------
By: Omicron Capital Inc., its general partner     c/o Omicron Capital L.P.
                                                  810 Seventh Avenue, 39th Floor
                                                  New York, New York 10019
                                                  Attn: Brian Daly
By: /s/ Bruce Bernstein                           Fax: (212) 803-5269
   ------------------------------------------
   Bruce Bernstein, President

Taxpayer ID#:

Subscription Amount: $1,500,000

                   PURCHASERS SIGNATURE PAGE (CONT. . . )

ISLANDIA, L.P.                              Address for Notice:
                                            -------------------
                                            c/o John Lang, Inc.
                                            485 Madison Avenue, 23rd Floor
                                            New York, New York 10022
By: /s/ Richard Berner                      Tel: (212) 584-2100
   -------------------------------------    Fax: (212) 584-2199
Name: Richard Berner
Title: President of John Lang, Inc.,
         General Partner

Taxpayer ID#:

Subscription Amount: $2,000,000

                   PURCHASERS SIGNATURE PAGE (CONT. . . )

PORTSIDE GROWTH AND OPPORTUNITY FUND


By: /s/ Jeffrey M. Solomon                       Address for Notice:
   ----------------------------------            ------------------
Name: Jeffrey M. Solomon                         c/o Ramius Capital Group, LLC
Title: Authorized Signatory                      666 Third Ave., 26th Floor
                                                 New York, NY 10017
                                                 Fax: (212) 845-7999

Taxpayer ID#:

Subscription Amount: $1,500,000